UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2010

STANLEY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-3383 (Commission File Number)	11-3658790 (I.R.S. Employer Identification No.)

3301 Wilson Blvd, Suite 700
Arlington, Virginia 22201

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code (703) 684-1125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Effective April 1, 2010, Stanley, Inc. (the “Company”) merged the Company’s 401(k) Plan (the “401(k) Plan”) and the Company’s Employee Stock Ownership Plan (the “ESOP”) to create the Stanley, Inc. 401(k) and Employee Stock Ownership Plan (the “Plan”).  The Plan does not authorize any additional shares in excess of those covered by the ESOP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 2, 2010	/s/ Scott D. Chaplin
Scott D. Chaplin
Senior Vice President, General
Counsel and Secretary